Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 26, 2025, is entered into by and among NEUEHEALTH, INC., a Delaware corporation (“Company”), each other Borrower party hereto, each Guarantor party hereto (together with Company and each Borrower party hereto, collectively, the “Loan Parties”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

A.            The Loan Parties, the Lenders and the Agent are parties to that certain Loan and Security Agreement, dated as of June 21, 2024 (and amended, restated, supplemented or otherwise modified from time to time prior to the date of this Amendment, including by way of that certain First Amendment to Loan and Security Agreement dated as of September 12, 2025, the “Loan Agreement”). The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.            The Loan Parties, the Agent and the Lenders have agreed to certain amendments to the Loan Agreement, upon the terms and conditions more fully set forth herein.

SECTION 1          Definitions; Interpretation.

(a)           Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Amendment).

(b)           Rules of Construction. The rules of construction in the final paragraph of Section 1.1 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2           Amendments to the Loan Agreement.

(a)            Upon the occurrence of the Second Amendment Effective Date, the Loan Agreement is amended as follows:

(i)            New Definitions. The following defined terms are added to Section 1.1 of the Loan Agreement in proper alphabetical order:

“2024 Consent” means that certain Consent Under Loan and Security Agreement, dated as of October 29, 2024, by and among the Loan Parties, the Agent and the Lenders.

“2025 Letter Agreement” means that certain Letter Agreement, dated as of September 26, 2025, by and among the Company and the Agent.

“CMS Interest Waiver Milestone Date” has the meaning given to such term in the 2025 Letter Agreement.

“CMS Obligation Liquidity Milestone Date” has the meaning given to such term in the 2025 Letter Agreement.

“Merger Closing Date” has the meaning given to the term “Closing Date” in the Merger Agreement.

“Merger Guarantors” has the meaning given to the term “Guarantors” in the Merger Agreement.

“Minimum Cash Milestone Date” means the first date on which both of the following conditions have been satisfied: (i) the Tranche 3 Milestone Date has occurred; and (ii) Borrower has achieved Adjusted EBITDA, measured as of the last day of any fiscal quarter of Company ending after the occurrence of the Tranche 3 Milestone Date and calculated for the trailing twelve (12) month period ending on such measurement date, of greater than Seventy-Five Million Dollars ($75,000,000); in each case, based upon written evidence provided to, and reviewed and approved by, the Agent in its reasonable discretion.

“Second Amendment Agreement” means that certain Second Amendment to Loan and Security Agreement, dated as of September 26, 2025, by and among the Loan Parties, the Agent and the Lenders.

“Second Amendment Effective Date” has the meaning given to such term in the Second Amendment Agreement.

“Tranche 2A Advance” has the meaning given to it in Section 2.2(a).

“Tranche 2B Advance” has the meaning given to it in Section 2.2(a).

“Tranche 2B Availability Period” means the period commencing on the Tranche 2B Milestone Date and ending on December 15, 2025. Notwithstanding the generality of the foregoing, subject to the approval by the Lenders’ investment committee in its sole and absolute discretion, the Company may request to extend the Tranche 2B Availability Period to end on such later date as the Agent shall designate in writing (which may be in the form of an e-mail).

“Tranche 2B Milestone Date” has the meaning given to such term in the 2025 Letter Agreement.

“Tranche 3 Advance” has the meaning given to such term in Section 2.2(a).

“Undrawn Commitment” means as to any Lender, the sum of (a) such Lender’s undrawn Tranche 2B Commitment, if any, following the expiration of the Tranche 2B Availability Period, plus (b) such Lender’s undrawn Tranche 3 Commitment, if any, following the expiration of the Tranche 3 Availability Period.

(ii)           Amended Definition. The following definitions in Section 1.1 of the Loan Agreement are amended and restated in its entirety as follows:

“Tranche 2 Advance” means a Tranche 2A Advance or a Tranche 2B Advance.

“Tranche 3 Availability Period” means the period commencing on the Tranche 3 Milestone Date and ending on September 30, 2026. Notwithstanding the generality of the foregoing, subject to the approval by the Lenders’ investment committee in its sole and absolute discretion, the Company may request the Tranche 3 Availability Period to commence on such earlier date, or end on such later date, in each case, as the Agent shall designate in writing (which may be in the form of an e-mail).

“Tranche 3 Milestone Date” has the meaning given in the 2025 Letter Agreement.

(iii)          Deleted Definitions. The following defined terms set forth in Section 1.1 of the Loan Agreement are deleted in their entirety: “Tranche 2 Availability Period”, “Tranche 2 Milestone Date”, and “Tranche 3 Advances”.

(iv)          Definition of Adjusted EBITDA. The definition of Adjusted EBITDA is amended by (i) deleting “minus” at the end of subsection (x) and inserting in lieu thereof “plus”, and (ii) inserting new subsections (xi) and (xii), as follows:

“(xi)  transaction costs and expenses relating to the Merger Agreement (and the transactions contemplated thereby) incurred prior to the date that is ninety (90) days after the Merger Closing Date (including costs and expenses incurred in periods ending prior to the Second Amendment Effective Date, which costs and expenses shall be added to Adjusted EBITDA as though such costs and expenses had been included on the first day of the relevant period), to the extent such costs and expenses have been reimbursed in cash by the Merger Guarantors; plus

(xii)  amounts recognized in accordance with GAAP in respect of payments made pursuant to the Class P Cancellation Agreements (as defined in the Centrum Sale Documents (as defined in the 2024 Consent)) relating to the Centrum Buyout (as defined in the 2024 Consent), including any portion recognized ratably over a period of time as compensation expense; provided that (A) only the portion recognized during such period (and not any future-period amount) may be added back and shall not be accelerated, (B) the amount of the payments to be made pursuant to the Class P Cancellation Agreements as of the Second Amendment Effective Date are not increased, and the timing of such payments is not accelerated, without the written consent of Agent, and (C) the aggregate amount added to Adjusted EBITDA pursuant to this clause (b)(xii) shall not exceed Fifteen Million Four Hundred Seventy-Two Thousand Dollars ($15,472,000); minus”

(v)           Definition of Permitted Investment. The definition of Permitted Investment is amended by (i) deleting “and” at the end of subsection (xx), (ii) deleting “.” appearing after subsection (xxi) and inserting in lieu thereof “; and”, and (iii) inserting a new subsection (xxii) as follows:

“(xxii)  Investments by a Loan Party into an escrow account maintained at City National Bank by Bright Health Management, Inc., a Delaware corporation, at City National Bank of Florida with account number ending in 1242 or such other account as approved by the Agent (the “Colorado Escrow Account”), which shall, for the avoidance of doubt, constitute an Excluded Account, but only for so long as (A) the aggregate amount of such Investments, and the funds deposited in the Colorado Escrow Account, does not in either case exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) in the aggregate at any time during the term of this Agreement, (B) all funds deposited in the Colorado Escrow Account shall be (1) held solely for the benefit of Bright Health Insurance Company, a Colorado corporation (“BHIC”); and (2) withdrawn only if: (I) the sole payee is BHIC; (II) such funds are used exclusively to satisfy BHIC’s payment obligations to CMS and/or HHS; and (III) such withdrawal occurs on or after the earlier of (x) the CMS Interest Waiver Milestone Date, or (y) September 1, 2026, but in any event no later than thirty (30) calendar days after the CMS Interest Waiver Milestone Date; provided that, notwithstanding the foregoing, if the Colorado Escrow Account is terminated by City National Bank of Florida in its capacity as escrow agent in accordance with its terms, then, to the extent any funds deposited in the Colorado Escrow Account are received or otherwise come under the direct control of the Company or any of its Subsidiaries (other than BHIC), such funds shall thereafter be promptly disbursed into a bank account of a Loan Party that is subject to an Account Control Agreement.”

(vi)         Section 2.2(a). Subclauses (a)(ii) and (a)(iii) in Section 2.2 of the Loan Agreement are amended and restated in their entirety as follows:

“(ii) Tranche 2. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case:

(x) on or around the Second Amendment Effective Date, a Term Loan Advance in an aggregate principal amount equal to Twenty-Five Million Dollars ($25,000,000) (such Term Loan Advance, the “Tranche 2A Advance”); and

(y) during the Tranche 2B Availability Period, a Term Loan Advance in an aggregate principal amount equal to Ten Million Dollars ($10,000,000) (such Term Loan Advance, the “Tranche 2B Advance”).

(iii) Tranche 3. Subject to the terms and conditions of this Agreement, Borrower may request, and the Lenders shall severally (and not jointly) make, in each case, during the Tranche 3 Availability Period, a Term Loan Advance in an aggregate principal amount of up to (x) Thirty-Five Million Dollars ($35,000,000), plus (y) the undrawn Tranche 2B Commitment calculated on the date of such Term Loan Advance, if any, for so long as the Tranche 2B Availability Period has ended as of the date of such Term Loan Advance (such Term Loan Advance, the “Tranche 3 Advance”).”

(vii)         Section 4.2. Section 4.2 of the Loan Agreement is amended by (i) deleting “and” at the end of clause (d), (ii) deleting “.” appearing after clause (e) and inserting in lieu thereof “; and”, and (iii) inserting a new clause (f) as follows:

“(f)            With respect to any Advance (other than the Tranche 1 Advances and the Tranche 2A Advance), the Company shall, to the extent necessary to achieve the same economic result, cause NH Holdings 2025 SPV, L.P., the parent of the Company after giving effect to the transactions occurring on the Merger Closing Date, to issue to each Lender additional non-voting common units of itself (the “Warrant Replacement Units”), substantially equivalent in form and substance to the Warrants issued as of the Closing Date (each, a “Closing Date Warrant”), so as to ensure that, notwithstanding the occurrence of the Merger Closing Date and the exercise of the related Closing Date Warrant, each Lender (or its predecessor) will have the ability to receive non-voting common units of NH Holdings 2025 SPV, L.P. for the same number of shares of common stock of the Company (or its equivalent equity interest of the Company following the Merger Closing Date) as such Lender would have been entitled to exercise had the Merger Closing Date and the exercise of the related Closing Date Warrant not occurred (for avoidance of doubt, the Warrant Replacement Units will be issued in lieu of any additional shares of common stock being exercisable under Section 1(b) of the Closing Date Warrant).”

(viii)       Section 7.21(a). Section 7.21(a) of the Loan Agreement is amended and restated in its entirety as follows:

“(a)         Minimum Cash. The Loan Parties shall maintain Qualified Cash in an amount greater than or equal to (i) at all times prior to the occurrence of the Tranche 3 Milestone Date, Twenty-Five Million Dollars ($25,000,000), and (ii) at all times thereafter, Twenty Million Dollars ($20,000,000); provided that, notwithstanding the foregoing, upon the occurrence of the Minimum Cash Milestone Date, the Loan Parties shall instead maintain Qualified Cash in an amount greater than or equal to Fifteen Million Dollars ($15,000,000) at all times thereafter.”

(ix)          Section 7.21(c). The following new Section 7.21(c) of the Loan Agreement is inserted as follows:

“(c)         CMS Obligation Liquidity Milestone Date. The CMS Obligation Liquidity Milestone Date shall have occurred on June 30, 2026.”

(x)           Form of Compliance Certificate. Exhibit E to the Loan Agreement is hereby amended and restated as set forth in Exhibit A attached hereto.

(xi)          Schedule 1.1. Schedule 1.1 to the Loan Agreement is hereby amended and restated as set forth in Exhibit B attached hereto.

(xii)         Schedule 9.10(a). Schedule 9.10 to the Loan Agreement is hereby amended to add the obligations set forth in Schedule 9.10(a) to the 2025 Letter Agreement.

(b)           References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder”, or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

SECTION 3          Conditions of Effectiveness. The effectiveness of this Amendment (the “Second Amendment Effective Date”) shall be subject to the Agent’s receipt of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met:

(a)           the Agent shall have received this Amendment, executed by the Agent, the Lenders and the Loan Parties;

(b)           the Agent shall have received the Affirmation to Subordination Agreement, executed by the Agent and the “Required Lenders” (as defined in the NEA Credit Agreement);

(c)           the Agent shall have received an executed copy of the 2025 Letter Agreement;

(d)           Borrower shall have submitted an Advance Request for the Tranche 2A Advance (each Lender party hereto hereby waives any applicable prior notice requirement under Section 2.2(c) of the Loan Agreement so long as the Borrower has submitted an Advance Request one (1) Business Day before the Second Amendment Effective Date);

(e)           Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 6(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement;

(f)            the Agent shall have received good standing certificates in the State of incorporation or formation of each of the Loan Parties; and

(g)           on the Second Amendment Effective Date, immediately after giving effect to the Amendment:

(i)            the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, provided, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; and

(ii)            there exist no Events of Default or events that with the passage of time would result in an Event of Default; and

(h)           such other documents or evidence as the Agent may reasonably request to effectuate the terms of this Amendment.

SECTION 4          Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that no Default or Event of Default has occurred and is continuing; (c) that there has not been and there does not exist a Material Adverse Effect; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in section 5 of the Loan Agreement to “this Agreement”, and the words “hereof”, “herein”, “hereunder”, or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

SECTION 5          Release. In consideration of the agreements of the Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

SECTION 6          Miscellaneous.

(a)           Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i)            Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and the Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii)           Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement, (3) reaffirms, ratifies and confirms that the Agent has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to the Agent (for the benefit of itself and the Lenders), pursuant to the Loan Documents or otherwise granted to or held by the Agent (for the benefit of itself and the Lenders), (4) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, including without limitation any Term Loan Advances funded on or after the Second Amendment Effective Date, as of the date hereof, and with effect from (and including) the Second Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (5) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (6) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii)          This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of the Agent’s security interest in, (on behalf of itself and the Lender) security titles to or other liens on any Collateral for the Secured Obligations.

(b)           Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless the Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

(c)           No Reliance. Borrower hereby acknowledges and confirms to the Agent and the Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)           Costs and Expenses. Borrower agrees to pay to the Agent on the date hereof all reasonable and documented out-of-pocket costs and expenses of the Agent and each Lender party hereto, including the reasonable and documented out-of-pocket fees and disbursements of counsel to the Agent and each Lender party hereto (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.

(e)           Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f)            Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of NEW YORK, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(g)           Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(h)           Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)            Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)            Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

COMPANY AND ORIGINAL BORROWER:

NEUEHEALTH, INC.

Signature:	/s/ Jeff Craig
Print Name:	Jeff Craig
Title:	General Counsel and Corporate Secretary

[Signature Page to Second Amendment to Loan and Security Agreement]

BORROWERS:

BRIGHT HEALTH SERVICES, INC.
BRIGHT HEALTH MANAGEMENT, INC.
MEDICAL PRACTICE HOLDING COMPANY, LLC
NEUEHEALTH ADVANTAGE ACO, LLC
NEUEHEALTH, LLC
NEUEHEALTH COMMUNITY ACO, LLC

Signature:	/s/ Jeff Craig
Print Name:	Jeff Craig
Title:	Secretary

NEUEHEALTH COLLABORATIVE CARE, LLC
NEUEHEALTH PREMIER ACO, LLC
NEUEHEALTH ACCOUNTABLE CARE, LLC
NEUEHEALTH PARTNERS, LLC
NEUEHEALTH PARTNER SERVICES, LLC
NEUEHEALTH PARTNERS OF FLORIDA, LLC
NEUEHEALTH PARTNERS OF CALIFORNIA, LLC
NEUEHEALTH PARTNERS FLORIDA RBE, LLC

Signature:	/s/ Jonathan Bakewicz
Print Name:	Jonathan Bakewicz
Title:	Secretary

BRIGHT HEALTH COMPANY OF CALIFORNIA, INC.

Signature:	/s/ Jeff Craig
Print Name:	Jeff Craig
Title:	Secretary

[Signature Page to Second Amendment to Loan and Security Agreement]

CENTRUM MEDICAL HOLDINGS, LLC
CENTRUM MEDICAL CENTER – AIRPORT, LLC
CENTRUM MEDICAL CENTER – EAST HIALEAH, LLC
CENTRUM MEDICAL CENTER – WEST HIALEAH, LLC
CENTRUM MEDICAL CENTER – MIAMI GARDENS, LLC
CENTRUM MEDICAL CENTER – SOUTH DADE, LLC
CENTRUM MEDICAL CENTER – WESTCHESTER, LLC
CENTRUM MEDICAL CENTER – LITTLE HAVANA 27 AVE, LLC CENTRUM MEDICAL CENTER – LITTLE HAVANA 12 AVE, LLC CENTRUM MEDICAL CENTERS OF CORAL SPRINGS, LLC
CENTRUM MEDICAL CENTERS OF MARGATE, LLC
CENTRUM MEDICAL CENTERS OF DAVIE, LLC
CENTRUM MEDICAL CENTERS OF HALLANDALE, LLC
CENTRUM MEDICAL CENTERS OF LIGHTHOUSE POINT, LLC CENTRUM MEDICAL CENTERS OF FORT LAUDERDALE, LLC CENTRUM MEDICAL CENTERS OF SHERIDAN, LLC
CENTRUM MEDICAL CENTERS OF MIRAMAR, LLC
CENTRUM MEDICAL CENTER – HOMESTEAD, LLC
CENTRUM MEDICAL HOLDINGS OF TEXAS, LLC
CENTRUM PHARMACY, LLC
CENTRUM SPECIALTY NETWORK, LLC
MED CARE CENTERS, LLC
MED CARE EXPRESS, LLC
MEDLIFE WELLNESS CENTERS, LLC
CENTRUM HEALTH IP, LLC
MED PLAN CLINIC, LLC
MEDCARE QUALITY MEDICAL CENTERS, LLC

Signature:	/s/ Jeff Craig
Print Name:	Jeff Craig
Title:	Secretary

[Signature Page to Second Amendment to Loan and Security Agreement]

GUARANTORS:

NEUEHEALTH PARTNERS TEXAS RBE, LLC

Signature:	/s/ Jeff Craig
Print Name:	Jeff Craig
Title:	Secretary

NEUEHEALTH ALLIANCE, LLC
NEUEHEALTH ALLIANCE II, LLC

Signature:	/s/ Carisa Schultz
Print Name:	Carisa Schultz
Title:	CFO

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to Second Amendment to Loan and Security Agreement]

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Seth Meyer
Print Name:	Seth Meyer
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Loan and Security Agreement]

LENDERS:

HERCULES CAPITAL, INC.

Signature:	/s/ Seth Meyer
Print Name:	Seth Meyer
Title:	Chief Financial Officer

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature:	/s/ Seth Meyer
Print Name:	Seth Meyer
Title:	Authorized Signatory

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature:	/s/ Seth Meyer
Print Name:	Seth Meyer
Title:	Authorized Signatory

[Signature Page to Second Amendment to Loan and Security Agreement]

Exhibit A to Second Amendment Agreement

EXHIBIT E

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
1 North B Street, Suite 2000
San Mateo, CA 94401

Reference is made to that certain Loan and Security Agreement dated June 21, 2024 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (“Agent”), the several banks and other financial institutions or entities from time to time party thereto (each, a “Lender” and, collectively, “Lenders”), Neuehealth, Inc., a Delaware corporation (“Company”), each other Original Borrower and each Additional Borrower (together with Company and each Original Borrower, individually or collectively, as the context may require, “Borrower”), and each Guarantor from time to time party thereto. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of Company, knowledgeable of all Company financial matters, and is authorized, on behalf of Company, to provide certification of information regarding Company; hereby certifies, on behalf of Company, that:

(a)           Company is in compliance for the period ending ___________ of all covenants, conditions and terms of the Loan Agreement;

(b)          other than as described below (provided that the exceptions noted below shall not apply to an earlier date and shall not cure any Default or Event of Default arising from any false or incorrect misrepresentations and warranties previously made),all representations and warranties contained in the Loan Agreement are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties; and

(c)           any financial statements delivered with this Compliance Certificate are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statements, for the absence of footnotes and subject to normal year-end adjustments and for which monthly statements, do not contain certain non-cash items that are customarily included in quarterly and annual financial statements) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days	[N/A][x]
Interim Financial Statements	Quarterly within 45 days	[N/A][x]
Joint Venture Company Interim Financial Statements	Quarterly within 45 days	[N/A][x]
Audited Financial Statements	FYE within 90 days	[N/A][x]

ACCOUNTS OF LOAN PARTIES AND THEIR SUBSIDIARIES AND AFFILIATES

The undersigned hereby also confirms, on behalf of Company, that the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Loan Party or their Subsidiary/Affiliate, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

Each Excluded Account is designated below with a “**”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
LOAN PARTY Name/Address:
1
2
3
4
5
6
7

SUBSIDIARY Name/Address
1
2
3
4
5
6
7

The following disclosures are made in relation to the representations and warranties in the Loan Documents:[                        ]

Name of Test	Required Level	Actual Level	In Compliance Y/N?
Minimum Cash Covenant	See Section 7.21(a)
Minimum Adjusted EBITDA Covenant	See Section 7.21(b)
CMS Obligation Liquidity Milestone Date	Occurred as of June 30, 2026

INSURANCE POLICIES OF COMPANY AND ITS SUBSIDIARIES

[with Compliance Certificate delivered with annual statements unless delivered during the previous 12 months] (A) a summary of insurance, showing any changes to the insurance policies required to be maintained in accordance with Section 6.1, and (B), renewal statements (including renewed certificates of insurance) and copies of the insurance policies of Company and its Subsidiaries

Very Truly Yours,

NEUEHEALTH, INC.

By:
Name:
Its:

Exhibit B to Second Amendment Agreement

SCHEDULE 1.1

COMMITMENTS

LENDERS		TRANCHE 1 COMMITMENT		TRANCHE 2 COMMITMENT		TRANCHE 3 COMMITMENT		TRANCHE 4 COMMITMENT*
HERCULES CAPITAL, INC.	$	[***]	$	[***]	$	[***]	$	[***]
HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.	$	[***]	$	[***]	$	[***]	$	[***]
HERCULES PRIVATE CREDIT FUND 1 L.P.	$	[***]	$	[***]	$	[***]	$	[***]
TOTAL COMMITMENTS	$	[***]	$	[***]	$	[***]	$	[***]

* Subject to the terms and conditions of this Agreement (including approval by the Lenders’ investment committee(s) in their sole discretion).